UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 15, 2005

DATASTREAM SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-25590	57-0813674
(Commission File Number)	(IRS Employer Identification No.)

50 Datastream Plaza, Greenville, South Carolina	29605
(Address of Principal Executive Offices)	(Zip Code)

(864) 422-5001

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition

On February 23, 2005, Datastream Systems, Inc. (the “Company”) filed a Current Report on Form 8-K (the “February 23rd Form 8-K”) announcing that it would amend its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and its Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 2004 to restate the financial information previously reported for those periods. In addition, in the February 23rd Form 8-K, the Company provided a summary of the anticipated effect of the restatement upon the consolidated financial statements by reporting the dilutive earnings per share, as reported, and the anticipated dilutive earnings per share, restated, for the fiscal years ended December 31, 2001, 2002 and 2003 and the quarters ended March 31 and June 30, 2004. In connection with the preparation of the amended Annual and Quarterly Reports described above, the Company is providing updated information in this Current Report on Form 8-K regarding the anticipated effect of the restatement upon the consolidated financial statements:

	Fiscal Year Ended December 31, 2001	Fiscal Year Ended December 31, 2002	Fiscal Year Ended December 31, 2003	Quarter Ended March 31, 2004	Quarter Ended June 30, 2004
Dilutive Earnings (Loss) Per Share, As Reported	$(0.71)	$0.09	$0.19	$0.06	$0.08
Dilutive Earnings (Loss) Per Share, Estimated as of February 23, 2005	$(0.71)	$0.08	$0.18	$0.07	$0.08
Dilutive Earnings (Loss) Per Share, Estimated as of March 16, 2005	$(0.65)	$0.09	$0.18	$0.06	$0.08

As previously disclosed in the February 23rd Form 8-K, the vast majority of the adjustments required were the result of the improper timing of revenue recognition. The revenue amounts not recognized as of September 30, 2004 will be reported as deferred revenue on the balance sheet as of September 30, 2004. The major reason for the increase in earnings in 2001 was the recording of the positive impact of foreign currency translation on the goodwill impairment charge in 2001.

In the February 23rd Form 8-K, the Company also stated that the dilutive earnings per share previously reported on October 27, 2004 for the quarter ended September 30, 2004 of $0.05 were expected to remain unchanged and that the dilutive earnings per share for the nine months ended September 30, 2004 would increase a total of $0.01 over the prior reported amounts. In connection with the preparation of the Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, the Company is providing updated information in this Current Report on Form 8-K and now expects that the dilutive earnings per share for the quarter ended September 30, 2004 will be $0.05 as previously disclosed and the dilutive earnings per share for the nine months ended September 30, 2004 will be the same as reported on October 27, 2004.

The results noted above are subject to change as the Company completes its review and the Company’s independent registered public accounting firm completes its procedures with regard to the restatement and the Quarterly Report on Form 10-Q for the quarter ended September 30, 2004.

Item 8.01 Other Matters

On March 16, 2005, the Company filed for an automatic 15-day extension with the U.S. Securities and Exchange Commission (the “Commission”) for the filing of its Annual Report on Form 10-K for the year ended December 31, 2004. The Company has spent a significant amount of time and resources to complete the previously disclosed Audit Committee investigation, review of revenue recognition from all international resellers and restatement of its financial statements. Furthermore, the Company has expended and is continuing to expend significant time and resources to review and finalize the Company’s Form 10-Q for the quarter ended September 30, 2004, as well as the amended Form 10-K and Forms 10-Q resulting from the restatement. For these reasons, the Form 10-K for fiscal year 2004 could not be completed on or before the March 16, 2005 deadline without unreasonable effort or expense because management is in the process of completing the Company’s consolidated financial statements for the year ended December 31, 2004 and evaluating the Company’s internal control over financial reporting. As a consequence, the Company’s independent registered public accounting firm has been unable to complete its audit of the Company’s 2004 consolidated financial statements and the Company’s internal control over financial reporting. The Company has requested a 45-day filing extension from the Nasdaq Listing Qualifications Panel (the “Panel”) with regard to the Form 10-K for fiscal year 2004. The Company does not know if the Panel will grant the requested extension. The Company is working diligently to be in a position to be able to file its Form 10-K as soon as possible.

The Company was furthermore unable to file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, amended Annual Report on Form 10-K for the year ended December 31, 2003 and amended Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 2004 by the extension deadline of March 15, 2005 that was previously granted by the Panel. The Company has requested from the Panel an extension to the deadline for such filings until March 21, 2005. The Company does not know if the Panel will grant the requested extension. The Company is working diligently to be in a position to be able to file these reports as soon as possible.

FORWARD LOOKING STATEMENTS

This filing contains forward-looking statements that involve a number of risks and uncertainties. Factors that could cause actual results to differ materially include, but are not limited to: the Nasdaq Hearings Panel may not grant the filing extensions requested by the Company for the 2004 Form 10-K, Form 10-Q for the quarter ended September 30, 2004, amended 2003 Form 10-K, and amended Forms 10-Q for the quarters ended March 31 and June 30, 2004; if the Nasdaq Hearings Panel grants the filing extensions, the Company may not be able to file those reports by the extended deadlines if the Company cannot complete its review and the independent auditors cannot complete their necessary procedures; the Company may not be able to comply with the other conditions for continued listing issued by the Nasdaq Hearings Panel; if the Company cannot comply with the conditions for continued listing, including if the Panel does not grant the requested filing extensions, the Company’s common stock may no longer be approved for trading on the Nasdaq Stock Market, which could adversely affect the liquidity of the trading market for our common stock, and, therefore, could adversely affect the trading price of our common stock; with respect to the Company’s review of its internal controls, the Company cannot be certain that it will be able to assess that the Company’s internal controls were working effectively at December 31, 2004; the results of our continuing review of our financial statements and completion of our fiscal year 2004 audit; and other risk factors listed from time to time in Datastream’s SEC reports, including, but not limited to the “Risk Factors” contained in Datastream’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003. Datastream does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Company’s expectations or any changes in events, conditions or circumstances on which any forward-looking statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Datastream Systems, Inc.

By:	/s/ C. Alex Estevez
C. Alex Estevez
President and Chief Financial Officer
(principal financial and accounting officer)

Dated: March 16, 2005